Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2014
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
14. Supplemental Cash Flow Information
The following table provides information regarding the net changes in components of operating assets and liabilities:

	Year Ended December 31,
	2014	2013	2012
(Increase) decrease in:
Accounts receivable	$95,014	$(96,300)	$(34,299)
Inventories	38,501	1,720	14,074
Deferred Charges	(8,935)	—	—
Other current assets	62,305	(39,170)	(9,593)
Increase (decrease) in:
Accounts payable	(73,307)	41,718	53,146
Accrued liabilities	(35,624)	45,846	(10,263)
Net changes in components of operating assets and liabilities	$77,954	$(46,186)	$13,065

Payments of interest and commitment fees, net of amounts capitalized, were $74.8 million, $49.7 million and $41.5 million during the years ended December 31, 2014, 2013 and 2012, respectively. We capitalized interest of $13.8 million, $13.3 million and $3.9 million during the years ended December 31, 2014, 2013 and 2012.
During the years ended December 31, 2014 and 2013, we paid taxes of $0.8 million and $0.6 million. During the year ended December 31, 2012, we received a tax refund, net of amounts paid, of $0.3 million.
At December 31, 2014, 2013 and 2012, we had incurred liabilities for fixed and intangible asset additions totaling $61.2 million, $52.5 million and $14.1 million, respectively, which had not been paid at the end of the year. Therefore, these amounts were not included in the caption “Payments to acquire fixed and intangible assets” under Cash Flows from Investing Activities in the Consolidated Statements of Cash Flows.
At December 31, 2014 and 2013, we had incurred liabilities for other asset additions totaling $9.4 million and $0.1 million that had not been paid at the end of the year, and, therefore, were not included in the caption "Other, net" under Cash Flows from Investing Activities in the Consolidated Statements of Cash Flows.